Assets classified as held for sale	12 Months Ended
Jun. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
Assets classified as held for sale

19. Assets classified as held for sale

		Year Ended June 30
(US dollars in thousands)	% Owned	2025	2024	2023
KESW EL Pty Ltd (formerly Kenshaw Electrical Pty Ltd)		-	5,479	-
Total		-	5,479	-

The ex-power and critical supply operations of Kenshaw Electrical Pty Ltd were sold on July 2, 2024. As disclosed in note 20, the assets and liabilities of the disposed operation met the definition of discontinued operation under IFRS 5 at June 30, 2024. Accordingly, assets and liabilities of the discontinued operation were reclassified to assets and liabilities held for sale as at June 30, 2024. As detailed in note 20, assets held for sale of $5.5 million as at June 30, 2024 comprised goodwill of $0.2 million, inventories of $0.7 million, property, plant and equipment of $2.1 million and trade and other receivables of $2.4 million.